SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 11, 1996
      ----------------------------------------------------------------
                                                       (June 11, 1996)



                         Ames Department Stores, Inc.
         ----------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)



                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)



                               (860) 257-2000
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           (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
      -------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 4

                   Page 1 of 8 (Including Exhibits)




Item 5:   OTHER EVENTS


             Beginning on June 11, 1996, the Company will distribute, to its banks and other lenders, principal trade vendors and factors, summaries of its revised financial plan (referred to herein as the "Revised Plan") for the fiscal year ending January 25, 1997 ("Fiscal 1996"). The Revised Plan is attached hereto as Exhibit
          20 and is incorporated by reference herein.   The Revised Plan
          supersedes, in its entirety, the summary financial plan for Fiscal 1996 filed on Form 8-K dated February 21, 1996. The changes contained in the Revised Plan principally represent a recalendarization of sales and gross margin during the second half of Fiscal 1996. The net effect of the adjustments result in no change to the projected annual sales and net income as presented in the Form 8-K dated February 21, 1996. The Revised Plan does not contain any updates to the original projections for the actual year-to-date sales, gross margin and other normal operating results incurred.

             The Company is distributing the Revised Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Revised Plan should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996 and the Company's Form 10-Q for the first quarter ended April 27, 1996. The Revised Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly reporting the Revised Plan and expects to continue reporting its monthly results during Fiscal 1996, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and may cease making such disclosures and updates at any time.
          Moreover, the Company does not believe that it is obligated to update the Revised Plan to reflect subsequent events or developments.

             The Revised Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan is based upon a variety of assumptions that

          may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Consequently, the Revised Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Revised Plan.

          Cautionary Statements Relevant to Forward-Looking Information for Purposes of "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

             When used in this Form 8-K, in any future filings by the Company with the Securities and Exchange Commission, in the Company's press releases and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "projected," "projections," "plans" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit: 20    Fiscal 1996 Revised Summary Financial Plan

                         INDEX TO EXHIBITS




     Exhibit No.               Exhibit                          Page No.
     -----------               -------                          --------

         20           Fiscal 1996 Revised Summary                   6
                      Financial Plan

                            SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AMES DEPARTMENT STORES, INC.
                                   ----------------------------
                                          Registrant




Dated:  June 10, 1996              By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer



Dated:  June 10, 1996              By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer



Dated:  June 10, 1996              By:  /s/ William C. Najdecki
                                      ------------------------------
                                        William C. Najdecki
                                        Senior Vice President,
                                        Finance